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                                                                    EXHIBIT 10.4

                              [LETTERHEAD OF CTI]

September 6, 1996

HAND DELIVERED
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Mr. David A. Sabey
Sabey Corporation
101 Elliott Avenue West, Suite 330
Seattle, WA 98119

Re:  Lease Amendment
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Dear Dave:

Cti acknowledges that the Office Lease Agreement dated March 29, 1985, as amended (Lease) and assigned to cti under the Assignment of Lease (Assignment) dated April 23, 1993, should be further amended.

Accordingly, paragraph 1.l should read:

     1.l Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises, shown in Exhibit A and located in the City of Seattle, County of King, Washington, commonly known as Suite 110, Elliott Park, 201 Elliott Avenue West and described as that certain material storage space comprising 1,207 sq. ft. of net rentable square feet, said Premises being situated upon real property more particularly described on Exhibit "B", attached hereto and by this reference made a part hereof.

Furthermore, your April 26, 1996, letter sets forth the lease rates of $16 through January 31, 1998 and $18 from February 1, 1998 through January 31, 2003, per rentable square foot. Thus, the annual rent for the space shall be $19,312 (through January 31, 1998) and $21,726 (from February 1, 1998 through January 31, 2003).
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Mr. David A. Sabey
September 6, 1996
Page 2

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Please acknowledge your agreement with this amendment by signing and dating the duplicate original of this letter and returning one original to us for our permanent records.

Best regards.

Sincerely,

CELL THERAPEUTICS, INC.

/s/ James Bianco
James A. Bianco, MD
President and Chief Executive Officer

JAB/ast

ACCEPTED AND AGREED BY:

SABEY CORPORATION

/s/ David A. Sabey                            9 SEPT 1996
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David A. Sabey individually and               Date
as attorney-in-fact for
Sandra L. Sabey